UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 22, 2025 (July 22, 2025)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	CLVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

Effective July 22, 2025, Clarivate Plc (“Clarivate” or “we” or “us” or “our”) elected Kenneth Cornick as a new member of our Board. In connection with Mr. Cornick’s election, our Board adopted a resolution to increase the number of our directors from 10 to 11 members. Mr. Cornick will serve as a member of the Audit Committee of the Board.

There are no arrangements or understandings between Mr. Cornick and any other persons pursuant to which he was elected as a director of Clarivate. Mr. Cornick is not a party to any current or proposed transaction with us for which disclosure is required under Item 404(a) of Regulation S-K. Mr. Cornick will receive compensation as a non-employee director as described in our 2025 Proxy Statement filed with the Securities and Exchange Commission on March 28, 2025.

Kenneth Cornick co-founded Clear Secure, Inc. (“CLEAR”) in 2010 and served as President from 2010 to March 2025 and Chief Financial Oﬃcer from 2020 to March 2025 and from 2010 to 2017. Prior to CLEAR, Mr. Cornick was a Partner at Arience Capital from 2003 to 2009. He has served on the board of Development Corporation for Israel, commonly known as Israel Bonds, a FINRA member broker-dealer and underwriter for securities – Israel bonds – issued by the State of Israel in the United States, since November 2024. Mr. Cornick previously served on the board of directors of CLEAR from June 2021 until June 2025, on the board of directors of Center ID Corp., an expense management software company, from October 2022 until June 2025, and on the board of trustees of LREI, a progressive independent school in New York City, from 2011 to June 2024. Mr. Cornick holds a Bachelor of Arts degree from Bowdoin College.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: July 22, 2025	By:	/s/ John Doulamis
	Name:	John Doulamis
	Title:	Senior Vice President & General Counsel